Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Summary of Fair Value Assets Measured on Recurring Basis
The carrying amount of cash and cash equivalents, restricted cash-current portion, accounts receivable, insurance premium receivables, amounts due from related parties, amounts due from shareholders, other receivables, accounts payable, insurance premium payables, other payables and amount due to related parties approximate their net carrying values reported in the consolidated balance sheets due to the short-term maturities of these instruments. Restricted cash-non-current
portion is measured at amortized cost using discounted rates reflected time value of money. As the market interest rate is relatively stable during the reporting period, the carrying value of restricted cash-non-current
portion approximated its fair value reported in the consolidated balance sheets.